EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul F. Saxton, Chief Executive Officer and Chief Financial Officer of Lincoln Gold Corporation, (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)

the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2006 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Paul F. Saxton
___________________________________
Name:	Paul F. Saxton

Title:	Chief Executive Officer and
Chief Financial Officer

Date:	March 28, 2007